                                                  EXHIBIT 24
                                                  1 of 9


                       POWER OF ATTORNEY
                       -----------------
     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ Dan Colussy
                                   -----------------
                                   Director

Witness:

/s/ Sylvia N. Mitchell
----------------------
Date: February 26, 1997

                                                  EXHIBIT 24
                                                  2 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ Berl Bernhard
                                   -----------------
                                   Director

Witness:

/s/ June Danley
-----------------
Date: February 25, 1997

                                                  EXHIBIT 24
                                                  3 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ John Castle
                                   ----------------
                                   Director

Witness:

/s/ Laura Klun
---------------
Date: February 25, 1997

                                                  EXHIBIT 24
                                                  4 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ John W. Gildea
                                   ------------------
                                   Director

Witness:

/s/ William P. Daniels
----------------------
Date: February 25, 1997

                                                  EXHIBIT 24
                                                  5 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ Freeman Hrabowski
                                   ----------------------
                                   Director

Witness:

/s/ Karen Wensch
----------------
Date: February 27, 1997

                                                  EXHIBIT 24
                                                  6 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ George V. McGowan
                                   ---------------------
                                   Director

Witness:

/s/ Judith C. Williams
----------------------
Date: February 26, 1997

                                                  EXHIBIT 24
                                                  7 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ Lawrence A. Skantze
                                   ------------------------
                                   Director

Witness:

/s/ Sylvia N. Mitchell
----------------------
Date: February 26, 1997

                                                  EXHIBIT 24
                                                  8 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ Beverly B. Byron
                                   -------------------
                                   Director

Witness:

/s/ B. Kirk Walsh

Date: February 25, 1997

                                                  EXHIBIT 24
                                                  9 of 9


                      POWER OF ATTORNEY
                       -----------------

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file the Company's annual report on Form 10-K for the year ended December 31, 1996, with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on February 24, 1997, with such changes as may be approved by the officers of the Company who sign such Form 10-K, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Robert L. Pevenstein, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such annual report on Form 10-K with the Securities and Exchange Commission.





                                   /s/ Jack Moseley
                                   --------------
                                   Director

Witness:

/s/ Sylvia N. Mitchell
----------------------
Date: February 27 1997